UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

X RAIL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-218746 (Commission File Number)	88-0203182 (I.R.S. Employer Identification No.)

9480 S. Eastern Ave, Suite 205 Las Vegas, NV 89123 (Address of principal executive offices) (zip code)

702-481-2343 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 21, 2018, X Rail Entertainment, Inc. (the "Company") filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Nevada to effect an increase of the Company's authorized shares of common stock to 5,000,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits	Description

3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X RAIL ENTERTAINMENT, INC.

Date: March 22, 2018	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer